UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2003

IMAGEWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

10883 Thornmint Road
San Diego, CA  92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 673-8600

Item 4.  Changes in Registrant’s Certifying Accountant.

On July 29, 2003, the Audit Committee of the Board of Directors of ImageWare Systems, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor, and on July 31, 2003, engaged Stonefield Josephson, Inc. as the Company’s independent auditor for the fiscal year ending December 31, 2003.

PwC’s report on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended December 31, 2002 includes a separate paragraph indicating that the Company’s losses from operations and net capital deficiency raise substantial doubt about the Company’s ability to continue as a going concern. PwC’s report on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended December 31, 2001 also includes a separate paragraph indicating that the Company’s losses from operations and net capital deficiency raise substantial doubt about the Company’s ability to continue as a going concern. Other than the foregoing, PwC’s reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2001 and 2002, and in the subsequent period through July 29, 2003, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject of the disagreement in connection with their reports on the financial statements for such years; and for the same periods there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. PwC’s letter, dated August 4, 2003, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2001 and 2002 and the subsequent interim period through July 31, 2003, the Company did not consult with Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

16.1         Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 4, 2003.

99.1         Press Release, dated August 5, 2003.

Item 9.    Regulation FD Disclosure.

On August 5, 2003, the Company issued a press release related to the replacement of its independent auditors.  The Company is furnishing the press release as Exhibit 99.1 hereto for informational purposes only pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Dated: August 4, 2003	By:	/s/ Wayne Wetherell
Wayne Wetherell
Chief Financial Officer

INDEX TO EXHIBITS

16.1                           Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 4, 2003.

99.1                           Press Release, dated August 5, 2003.